Exhibit 10.4


                               LEASE AGREEMENT
                           (GROSS WITH ESCALATIONS)

 THIS LEASE AGREEMENT, dated the 5th day of May, 2005 entered into by and between Memshalah Realty, a Texas Limited Partnership ( "Landlord" ), by Dalfen Dominion Property Corp., a Texas Corporation as its sole General Partner, with its principal offices at 4444 Ste-Catherine West, Suite 100, Westmount, Quebec, Canada, H3Z 1R2, and Venture Pacific Group, Inc., a Texas Corporation ("Tenant"), with its principal offices at 17304 Preston Road, Suite 1280, Dallas, TX 75252.


 1.   LEASE PROVISIONS

      A.  DESCRIPTION OF PREMISES
          Suite Number(s):  1280
          Project Name:     Dominion Plaza
          County:           Dallas County and Collin County
          City:             Dallas
          State/Zip:        Texas, 75252

      B.  LEASED AREA OF PREMISES

          Rentable Area of the Premises stipulated to be 2,283 square feet. Rentable Area of the Building currently stipulated to be 318,695 square feet.
          Tenant's Share currently stipulated to be:  0.72% (percent)

      C.  LEASE TERMS

          Initial Lease Term (Months): 36
          Lease Commencement Date: August 1, 2005 or upon substantial completion of Landlord's work and completion of any Fixturing Period, whichever is earlier.
          Deferred Free Rent Period: From N/A to N/A = $_________ Per Month Fixturing Period: From June 1, 2005 to July 31, 2005

          Expiration Date:  July 31, 2008

      D.  RENT

      D.1
        Monthly Base Rent for first 12 months: $3,519.63
        Monthly Increase in Operating Expenses (Estimated):  N/A
        Monthly Utility Fee (Estimated): $332.94
        Monthly Janitorial Services (Estimated):  N/A
        Monthly Parking Cost (# of spaces x $ per month + 8.25% sales tax / ___% surcharge): N/A
        Total Monthly Rent (Estimated): $3,852.57

      D.2
        Monthly Base Rent Commencing August 1, 2005
          to ending July 31, 2006:  $3,519.63
        Monthly Base Rent Commencing August 1, 2006
          to ending July 31, 2007:  $3,614.75
        Monthly Base Rent Commencing August 1, 2007
          to ending July 31, 2008:  $3,709.88

        Amount of Prepaid Rent:  $3,852.57
        Prepaid Rent to be applied to month one (1) of the Term.
        Supplementary Utility Fee: $35.00 per hour, subject to increase for increases in utility charges to Landlord.

      D.3
        Yearly Percentage Rent:    N/A   % of Annual Sales.

      E.  DEPOSITS
        Security Deposit: $3,852.57

        Sign Deposit/Cost:  N/A


      F.  PAYMENTS
          Landlord:         Memshalah Realty
          Address:          Bank of America
                            Post Office Box 552040
          City/State/Zip:   Tampa, FL 33655-2040

      G.  NOTICES

          Tenant:           Venture Pacific Group, Inc.
          Address:          17304 Preston Road, Suite 1280
          City/State/Zip:   Dallas, TX 75252

          Copy to:
          Address:
          City/State/Zip:

          Landlord:         Memshalah Realty
          Address:          4444 Ste Catherine Street, West, Suite 100
          City/State/Zip:   Montreal, Quebec, Canada, H3Z 1R2

          Copy to:          Suite 600, Dominion Plaza
          Address:          17304 Preston Street
          City/State/Zip:   Dallas, Texas, 75252


      H.  BROKER
          Landlord's:       Name: Peloton Real Estate Partners
                            Address: 1616 Woodall Rodgers, Suite 600
                            City/State/Zip: Dallas, TX 75202

          Tenant's:         Name: Stream Realty
                            Address: 2200 Ross, Suite 5400
                            City/State/Zip: Dallas, TX 75201


      I.  GUARANTOR(S):  As per Exhibit 'F' Mr. Pat Custer


      J.  CERTAIN DEFINITIONS

          Lease: means this Lease and all Exhibits and Schedules attached hereto.

          Landlord: means Memshalah Realty, a Texas Limited Partnership represented by Dalfen Dominion Property Corp., a Texas Corporation as its General Partner and shall include when applicable its assignees, successors and transferees.

          Tenant:    means Venture Pacific  Group, Inc.  a Texas  Corporation
                represented by Mr. Pat Custer its C.E.O. and shall include its assignees, successors, transferees and sublessees.

          Guarantor:   means Mr. Pat Custer personally for the Cash Allowance
                in the amount of $10,273.50 if Tenant defaults on this Lease Agreement. The Personal Guaranty will be for the period of time limited to the first 7 months of the Term.

          Project:   means  the  Building  known  as  Dominion Plaza East and
                located at 17300 Preston Road, Dallas Texas and the Building known as Dominion Plaza West located at 17304 Preston Road, and all parking and other common areas on the land described on Exhibit B.

          Building:  means the building improvements located at 17300 Preston
                Road or 17304 Preston Road and any improvements, equipment, furnishings and appurtenances thereto located on the Project.

          Common
          Areas: means all areas, roof membrane, improvements, space or equipment, (owned or controlled by Landlord) in or at the Project, provided by Landlord for the common or joint use and benefit of tenants and invitees.

          Rent:   means  all sums listed in  Clause 1(D)  and as they may  be adjusted from time to time plus any and all other sums due under this Lease and which begin on the Lease Commencement Date.

                (i) Lease Commencement Date is described in Clause 1(C) and Exhibit E "Lease Commencement Date Certificate".

           Term:   means the Initial Lease Term described in  Clause (C) plus any Renewal Terms described in Clause 26.

                (i) Initial Lease Term means the first 36 month period after the Lease Commencement Date.

                (ii) Renewal Terms means the next  60 month period after  the completion of the Initial Term or prior Renewal Term whichever is applicable.

                (iii) Lease  Year  means  the  successive  twelve (12)  month period beginning with the Lease Commencement Date and every successive twelve (12) month period thereafter and will include any partial month at beginning of term.

        Base Year:    means the calendar year 2005.

        Consumer Price Index (C.P.I.):   means the Bureau of Labor Statistics
                           for all Urban Consumers with 1982-1984 as the base of 100 for changes in prices over the prices for the full month immediately preceding the Lease Commencement Date paid by Urban Consumers for goods and services.

        Substantial Completion:   means  when  Landlord  has determined  that
                        the Landlord's Work is sufficiently complete, in accordance with plans and specifications that the Landlord may use, subject to minor items that remain of a punch list nature, and a Temporary Certificate of Occupancy or Certificate of Occupancy has been issued by the governing authority.

         Fixturing Period:    means  the period,  if permitted  by  Landlord,
                        when Tenant takes possession of the Premises beginning after Substantial Completion but prior to the Lease Commencement Date so Tenant may proceed with completion of its decorations, Tenant's Work and the installation of any equipment needed for his business.

        Expiration Date:  is described in  Clause 1(C) and  Exhibit E  "Lease
                        Commencement Date Certificate" and is extended to the completion of any Renewal Term.


 2. PREMISES: Landlord leases to Tenant and Tenant takes from Landlord the premises ('Premises') shown on Exhibit A and described in Clause 1, to be used exclusively by Tenant, in the Building at the Project located at the address stated in Clause 1A under the terms and conditions contained in this Lease.

 3 COMMON AREAS: Landlord may add to or reduce or otherwise modify Common Areas at any time. Landlord shall have the right at all times to alter, renovate and repair portions of the Building and the Common Areas which do not include the Premises, notwithstanding any temporary inconvenience or disturbance caused to Tenant.

 4. TERM AND POSSESSION: The Term shall begin on the Commencement Date and end on the last day of the Term unless expressly modified under other provisions in this Lease. Tenant shall sign the Exhibit "E" within 5 business days of receipt from Landlord.

 Landlord agrees to Substantial Completion of Landlord's Work on or before Lease Commencement Date, subject to causes or events beyond the reasonable control of Landlord ('Unforeseen Causes'). Should there be a delay; Tenant agrees to accept possession of the Premises within ten (10) days after receipt of written notice by Landlord of Substantial Completion. The Lease Commencement Date, shall be the first day of the calendar month immediately following the date of Substantial Completion, and the last day of the Term shall be changed to maintain the Lease Term in Clause 1(C). If the Lease Commencement Date is not the first day of the month, then rent shall be prorated on a per diem basis.

 If Tenant takes possession during the Fixturing Period all terms and conditions of the Lease shall be in full force and effect except the obligation to pay Rent.

 5. USE: Tenant shall use the Premises only for administrative purposes and as general office and shall not use or permit such use in any manner which: (a) is unlawful; (b) may be dangerous; (c) may invalidate or increase the cost of any insurance policy held by Landlord affecting the Project; (d) may create a nuisance, disturb other tenants of the Project or the occupants of neighboring property or injure the reputation of the Project; (e) violates the "Rules and Regulations" of the Project, Exhibit D, which are subject to change; (f) creates any restriction, covenant or encumbrance of record affecting the Project.

 Upon taking possession of the Premises, it shall be conclusive evidence (a) that Tenant has inspected the Premises (and has sufficient knowledge and expertise to make such inspection or has caused the Premises to be inspected on its behalf by one or more persons with such knowledge and expertise), (b) that Tenant has accepted the Premises in "AS IS" condition on such date, suitable for the purposes herein intended, (c) that Tenant, to the extent permitted by applicable law, has waived any warranty, express or implied, as to the habitability, suitability, quality, condition or fitness of the Premises or Building, and (d) that the physical condition of the Premises comply fully with Landlord's covenants and obligations under the Lease with respect to any construction of leasehold improvements that was the responsibility of Landlord under the Lease, except for any punch list items agreed to in writing by Landlord and Tenant with respect to any such construction.

 During the Term, Tenant shall continuously operate its business and shall not vacate nor abandon the Premises

 6. RENT AND SALES/USE TAX: Rent shall commence on the Lease Commencement Date. Rent is due in advance on the first day of each calendar month of the Term and will be delinquent on the sixth day of the calendar month. Rent shall be paid without notice or demand and without any deduction. Tenant agrees to pay to Landlord all Rent at the address specified in Clause 1(F), or at any other place designated in writing by Landlord. Rent for any partial month shall be prorated. Tenant's obligation to pay Rent shall be independent of every other covenant or obligation under the Lease. All delinquent Rent shall bear interest the lesser of 18% per year, or the highest rate allowed by law, from the delinquent date until paid, plus Tenant shall pay a late payment service charge of $100.00, for each month for which payment of Rent is not received by Landlord before the delinquent date. Tenant shall pay a charge equal to $75.00 for each returned check.

 In addition to the Rent, Tenant shall pay to Landlord any sales, use, or other tax, excluding Federal or State income taxes, now or hereafter imposed upon Rent due to Landlord under this Lease.

 Subject to Clause D.2, Monthly Base Rent for each successive Lease Year subsequent to the First Lease Year shall be increased by the greater of 5% or C.P.I. over the previous twelve months. In no event shall the Monthly Base Rent be less than the Monthly Rent of the previous month.


 7.   OPERATING EXPENSES AND REAL ESTATE TAXES:

 7.1  GENERAL:

      In addition to Monthly Base Rent, beginning on the Commencement Date, Tenant will pay Tenant's Share of the Increase in Operating Expenses over the Base Year;

      (a) As used in this Lease, the term "Increase in Operating Expenses" means, without limiting the generality of the following, Tenant's Share of the increase in aggregate over the Base Year for the Project of:

           (i) the total actual annual charges of Landlord for the operation, management, maintenance, repair, and administration of the Project, including but not limited to Landlord's charges for replacements, additions, alterations and improvements, fixtures and equipment, security policing, supervising, sprinklering, lighting, heating, air conditioning, ventilating, plumbing drainage, servicing, re-paving, resurfacing, sealing, striping, landscaping, reserves for replacements, as well as accounting, audit, management, professional and legal fees and all other additional charges, all as the foregoing relate or are allocated to the Project, together, when applicable, with depreciation and/or amortization with interest hereinafter called ("Controllable Operation Expenses").; and

           (ii) real estate taxes, and assessments (ad valorem, non ad valorem and charges in substitution thereof) liability, property and other types of insurance, utilities, utility deposits, fuel and garbage removal hereinafter called ("Uncontrollable Operating Expenses").

      (b) Landlord shall not charge Tenant for the following costs: repairs to the roof deck, joists, columns, load bearing walls, foundations; improvements made or any costs related to the premises of another tenant; income taxes personal to Landlord; expenses for repair, replacements and general maintenance of portions of the Building which are paid by proceeds of insurance or by Tenant or other third parties; leasing commissions; ground rent in connection with its lease of the land on which the Building is situated; or expansion of the Project.

 7.2 ESTIMATED PAYMENTS: Tenant will pay to Landlord in advance on the first day of each month during the Term, one-twelfth (1/12) of Tenant's Share of Estimated Increase in Operating Expenses over the Base Year charged during the subject calendar year or partial calendar year (the "Estimated Increase in Operating Expenses"). The Estimated Increase in Operating Expenses are subject to revision according to the further provisions of this Clause 7.2 and Clause 7.3. As soon after December as practicable, Landlord will give Tenant written notice of Landlord's reasonable estimate of the amounts payable under Clause 7.1 for the ensuing calendar year. On or before the first day of each month during the ensuing calendar year, Tenant will pay to Landlord in advance one-twelfth (1/12) of such estimated amount; however, if such notice is not given, Tenant will continue to pay on the basis of the prior year's estimate until the month after such notice is given. In the month Tenant first pays Landlord's new estimate, Tenant will pay to Landlord the difference between the new estimate and the amount payable under the prior year's estimate for each month which has elapsed since December. If at any time or times it reasonably appears to Landlord that the amount payable under Clause 7.1 for the current calendar year will vary from Landlord's estimate, Landlord may, by written notice to Tenant, revise Landlord's estimate for such year, and subsequent payments by Tenant for such year will be based upon Landlord's revised estimate.

 7.3 ANNUAL SETTLEMENT: For each calendar year, Landlord will deliver to Tenant a statement of amounts payable under Clause 7.1. Such statement will be final and binding upon Tenant unless Tenant objects in writing to Landlord within thirty (30) days after the statement is given to Tenant, provided Tenant is not in default. If such statement shows an amount owing by Tenant that is less than the estimated payments previously made by Tenant for such calendar year, the excess will be refunded by Landlord. If such statement shows an amount owing by Tenant that is more than the estimated payments previously made by Tenant for such calendar year, Tenant will pay the deficiency to Landlord within thirty (30) days after the delivery of such statement.

 7.4  CALCULATION OF CHARGES:       Landlord  and  Tenant  agree  that   each
 provision of this Lease for determining charges and amounts payable by Tenant, including provisions related to the reconciliation of Tenant's Share of Operating Expenses, as set forth in this Article 7, is commercially reasonable and, as to each such charge or amount, constitutes a statement of the amount of the charge or a method by which the charge is to be computed for purposes of Section 93.012 of the Texas Property Code.

 8. RULES AND REGULATIONS: Tenant agrees for itself and for its employees, agents, and invitees to comply with the "Rules and Regulations" of the Project as outlined in Exhibit D.

 9. SIGNS: Tenant shall place no signs or advertising matter on the exterior or interior of the Building or at any other location on the Project other than within the Premises and only visible therein, without the Landlord's prior written consent. Tenant must abide by the Sign Exhibit "G" for the installation of any signs approved by Landlord.

 10.  SERVICES:       Landlord  shall  provide,  at  Landlord's  expense  and
 according to its customary standards excluding legal and nationally recognized holidays: (a) water for regular building fixtures; (b) electricity for normal business usage excluding any special uses such as computer rooms; (c) heating and cooling (HVAC) of the Premises Monday through Friday, 8:00 a.m. to 6:00 p.m., 9:00 a.m. to 1:00 p.m. on Saturday (Normal Business Hours), HVAC and/or utilities may be provided at other times, at the sole cost and expense of Tenant, according to the Supplementary Utility Fee provided in Clause 1D; (d) janitorial services provided five (5) days per week.

 Landlord shall not be liable for damages for failure to furnish any service in a timely manner due to any Unforeseen Causes. Any failure or delay shall not be considered a constructive or other eviction or disturbance of Tenant's quiet enjoyment, use or possession of the Premises nor will it permit an abatement of rent, unless such cessation of services continues for over five (5) business days and is within Landlord's control at which time rents shall abate until building services are restored.

 11. UTILITIES: Landlord will pay all utility deposits and fees and all monthly service charges for water, electricity, sewage, oil and gas, furnished to the Premises and the Project during the Term of this Lease. Since such services are not separately metered or billed to Tenant but rather are billed to and paid by Landlord, Tenant will pay to Landlord, Tenant's portion of the cost of such services in accordance with the proportion that the Premises bear to the total area serviced by said meters, or alternatively it shall be apportioned based on Tenant's use (during normal business hours) reasonably estimated by Landlord. Failure by Tenant to pay utility charges promptly as provided in this Lease will result in Landlord suspending the service. Tenant will pay directly to related companies for all telecommunications and any other utility service required for the operation for its business. Landlord shall not be liable for any interruption, surge, stoppage, or any other failure of the quality of utilities serving the Premises whether caused by the negligence of Landlord, its agents, employees, contractors or otherwise.

 12. ALTERATIONS/TENANT'S REPAIRS: Tenant accepts the Premises as being in good state of repair and condition, and Tenant shall maintain the Premises in a good repair and condition, reasonable use, wear and tear excepted.

 Subject to Exhibit C, herein enclosed, Tenant shall not make any alterations, additions or improvements to the Premises even if they are in accordance with all laws and government regulations, without Landlord's prior written consent and shall permit no lien against the Project arising out of work performed by or on behalf of Tenant. Tenant shall obtain all necessary permits before commencing Tenant's Work and shall do the Tenant's Work in accordance with all applicable laws and governmental regulations.

 13.  RIGHT OF ENTRY:
      (a) Landlord and its agents shall have the right, at all reasonable times during the Term, to enter and inspect the Premises during normal business hours, with reasonable notice, and to make repairs and alterations, as Landlord deems necessary, with reasonable notice, except in cases of an apparent emergency. In such emergency cases, no notice shall be required.

      (b) Landlord has the right, with reasonable notice, to show the Premises to prospective purchasers, lenders, tenants and/or brokers and post "for lease" signs within or outside the Premises during the last 9 months of the Term.

 14. DESTRUCTION OF PREMISES: If a fire or any other casualty ("Casualty") which damages the Premises or the Building occurs and materially affects the use of the Premises, Landlord shall determine whether the Premises are rendered substantially untenantable and make an initial estimate of the time needed to complete necessary repairs to the Building and Premises. Within thirty (30) business days after the Casualty, Landlord shall notify Tenant in writing of Landlord's determinations ("Landlord's Notice") as follows:

      (a) If Landlord's Notice states that the Premises has been rendered substantially untenantable by the Casualty and Landlord's initial estimate of the time needed for repair exceeds one hundred and twenty (120) days, Landlord or Tenant may, by written notice, terminate this Lease as of the date of the Casualty. Written notice of Landlord's or Tenant's election to terminate the Lease pursuant to 14(a) and 14(c) will be given by the thirtieth (30th) business day after the date of the Casualty. If Landlord's Notice states that the Premises have been rendered substantially untenantable by the Casualty but Landlord's initial estimate of the time needed for repair is one hundred and twenty (120) days or less, Landlord may at its option proceed with the restoration of the Premises and Building as set forth in 14(d) below, and this Lease shall remain in full force and effect. If the work is not completed within one hundred and twenty (120) days, Tenant, within three (3) days thereafter, may terminate this Lease as of the date of the Casualty by providing written notice to Landlord.

      (b) If Landlord's Notice pursuant to its Architect's report states that the Premises are still substantially tenantable after the Casualty, then neither Landlord nor Tenant shall have the right to terminate this Lease.

      (c) Either party may terminate this Lease if the Casualty occurs within the last 6 months of the Term or Landlord's estimate of the time needed to repair the damage caused by the Casualty exceeds more than 20% of the then remaining Term.

      (d) Unless the Lease is terminated, Landlord will repair the Premises and Building (other than leasehold improvements installed by Tenant and Tenant's personal property) to substantially the same condition as existed immediately prior to the Casualty. Tenant shall relocate, at Tenant's expense, all personal property from the Premises prior to and during the repairs.

      (e) If the Premises are damaged by Casualty and the Lease is not terminated, the Rent shall abate for that part of the Premises which have been rendered untenantable and not occupied by Tenant on a per diem and proportionate area basis from the date of the Casualty until the date which Landlord has Substantially Completed the required work. If Landlord makes other space available to Tenant, Rent for the substitute premises shall be payable on an equitable basis as reasonably determined by Landlord.

 15. CONDEMNATION: If all or part of the Project is taken or condemned by any authority for any public use or purpose (including a deed given in lieu of condemnation), which renders the Building or the Premises not suitable for its intended purpose in Landlord's reasonable opinion, this Lease shall terminate as of the date title vests in such authority, and the Rent shall be apportioned as of such date. Otherwise, this Lease shall continue in full force and effect, except, the Rent shall abate for that part of the Premises which is rendered untenantable and not occupied by Tenant on a per diem and proportionate area basis from the date when that part of the Premises is no longer available for the use of the Tenant. Landlord, upon receipt and to the extent of the award in condemnation or proceeds of sale, shall make necessary repairs and restoration (exclusive of leasehold improvements and personal property installed by Tenant) to restore the Premises remaining to as near their former condition as circumstances will permit and to the extent necessary to constitute the portion not so taken or condemned as complete.

 Landlord shall be entitled to receive the entire award from any sale, taking or condemnation without any payment to Tenant. Tenant shall have the right separately to pursue against the condemning authority, an award in respect of Tenant's business damages and relocation expenses. Under no circumstances shall Tenant seek or be entitled to any compensation for the value of its leasehold estate which Tenant hereby assigns to Landlord.

 16. ASSIGNMENT: As long as Tenant is not in Default, Tenant may, with Landlord's prior written consent, which consent shall not be unreasonably withheld, assign the Lease or sublet the Premises, or transfer or permit the transfer of this Lease or the interest of Tenant in the Lease, in whole or in part. If Tenant desires to assign this Lease, or to enter into any sublease of the Premises, Tenant shall deliver written notice of such intent to Landlord together with a copy of the proposed assignment or sublease, at least 30 days prior to the effective date of the proposed assignment or subletting together with the latest audited and the latest unaudited quarterly financial statements of the Tenant and the proposed assignee or subtenant. Landlord may, within the thirty (30) day period after submission of Tenant's written request for Landlord's consent to an assignment or sublease, in lieu of granting consent, elect to cancel this Lease (or, as to a subletting, cancel as to the portion of the Premises proposed to be sublet) as of the date the proposed transfer was to be effective. If Landlord elects to cancel, then this Lease shall cease for such portion of the Premises on the date the proposed assignment or subletting was to have occurred. Thereafter, Landlord may lease the recaptured portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant. The consent by Landlord to an assignment or sublease will not be construed to relieve Tenant from obtaining Landlord's prior written consent in writing to any further assignment. Any approved assignment shall be expressly subject to the terms and conditions of this Lease. In the event of any approved assignment or sublease, Tenant and Guarantor shall not be released or discharged from any liability, whether past, present or future, under this Lease, including any Renewal Term of this Lease. If the assignment or sublease provides for compensation in excess of the Rent payable to Landlord under the terms and conditions of this Lease, 100% of the difference between the compensation payable by the assignee or sublessee and the Rent payable to Landlord under the terms and conditions of this Lease shall be paid to Landlord, in consideration of its consent to the assignment or sublease. An assignment shall be considered to include a change in the majority ownership or control of Tenant, if Tenant is a corporation whose shares of stock are not traded publicly, or, if Tenant is a partnership, a change in the general partnership or a change in the persons holding more than 50% interest in the partnership, or a change in majority ownership or control of any general partner of the partnership. Tenant shall not mortgage, pledge or hypothecate its leasehold interest without Landlord's prior written consent.

 17. SUBORDINATION, ATTORNMENT, AND ESTOPPEL: This Lease and the rights of Tenant are expressly subject and subordinate to the lien and provisions of any mortgage, deed of trust, deed to secure debt, or ground lease, now or hereafter encumbering the Premises, Building and Project, ("Security
 Instrument") or any part thereof, and all amendments, renewals, modifications and extensions of and to any such Security Instrument and to all advances made or hereafter to be made upon such Security Instrument. Tenant shall, within 7 days after receipt of written notice by Landlord, execute and deliver such further instruments, in such form as may be required by Landlord or any holder of a proposed or existing Security Instrument, subordinating this Lease to the lien of any such Security Instrument as may be requested in writing by Landlord or security holder from time to time.

 In the event of the foreclosure of any such Security Instrument by voluntary agreement or otherwise, or the commencement of any judicial action seeking such foreclosure, Tenant, upon request, shall attorn to such mortgagee or purchaser in foreclosure. Tenant agrees to execute and deliver at any time upon request of such mortgagee, purchaser, or their successors, any instrument to further evidence such attornment. This provision will be self operative and no further instrument of subordination will be required in order to effect it.

 Tenant shall, within 7 days of receipt of written notice by Landlord, deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect, or, if there have been modifications, that this Lease, as modified, is in full force and effect; providing a true, correct and complete copy of the Lease and any and all modifications of the Lease; the amount of each item of the Rent then payable under this Lease and the date to which the Rent has been paid; that Landlord is not in default under this Lease or, if in default, a detailed description of such default; that Tenant is or is not in possession of the Premises, as the case may be; and containing such other information and agreement as may be reasonably requested.

 If requested by Tenant, Landlord will use commercially reasonable efforts to obtain a Subordination and Non-Disturbance Agreement from the holder of any Security Instrument.

 18. WAIVER AND INDEMNIFICATION: Landlord shall not be liable to Tenant or those claiming by, through, or under Tenant (and Tenant hereby waives claims against Landlord) for any injury to or death of any person or persons or damage to or theft, destruction, loss, or loss of use of any property or inconvenience (a "Loss") caused by casualty, theft, fire, third parties, or any other matter (including a Loss arising through the repair or alteration of any part of the Building, or the failure to make repairs), regardless of whether the negligence of any party caused such Loss in whole or in part.

      Tenant shall defend, indemnify, and hold harmless Landlord and its employees and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, and expenses (including attorneys' fees) for any Loss arising from an occurrence on the Premises caused by or resulting from the acts or omissions of Tenant or Tenant's employees, agents, contractors or invitees, or from Tenant's failure to perform any of its obligations under this Lease.


 19. AMERICAN DISABILITIES ACT (ADA): Any Landlord's Work outlined in Exhibit C "Work Letter Agreement" shall be in compliance with the ADA. Any Tenant's Work performed for itself including its interior decor, installations and equipment shall be in compliance with ADA. Both Landlord and Tenant will indemnify and hold each other harmless against any legal action initiated by a third party relating to their respective ADA compliance obligations. Such indemnification shall include all alterations, damages, costs and attorney fees related to litigating and/or settling any ADA legal action.

 20.  QUIET ENJOYMENT:   Landlord agrees  with Tenant that so long as  Tenant
 pays the Rent and observes and performs all the terms and conditions of this Lease, Tenant may peaceably and quietly enjoy the Premises.

 21.  INSURANCE:

 21.1 At all times during the Term, Tenant will carry and maintain, at Tenant's expense, on an occurrence basis, the following insurance, in the amounts specified below or such other amounts as Landlord may from time to time reasonably request:

      (a) Commercial General Liability Insurance covering bodily injury and damage to property in an amount of not less than $1 million per occurrence, with a General Aggregate limit per location of at least $2 million.

      (b) Such other insurance (including without limitation plate glass insurance), in such amounts and increases in the limits of the coverage required above, as Landlord or its lender may reasonably require of Tenant upon thirty (30) days' prior written notice.

 All the above types of   insurance will be written  on the most current  ISO
 forms, which insurance shall include a waiver of subrogation rights in favor of Landlord and Landlord's management company.

 21.2 Forms of Policies. All policies of liability insurance which Tenant is obligated to maintain according to this Lease will name Landlord as additional insured, or loss payee as appropriate, and will be in a form acceptable to Landlord, without modification. Certificates of Insurance naming Landlord as additional insured and evidence of the payment of all premiums of such policies reasonably satisfactory to Landlord will be delivered to Landlord prior to the earlier of the Lease Commencement Date or Tenant's Fixturing Period of the Premises. Tenant shall provide additional Certificate of Insurance from time to time at least thirty (30) days prior to the expiration of the term of each such policy. Tenant's insurer shall have a Best Rating of at least "A" and be assigned a financial size category of at least "Class VIII" as rated in the most recent edition of "Best's Key Rating Guide" for insurance companies. All such policies maintained by Tenant will provide that they may not be terminated or amended except after thirty (30) days' prior written notice to Landlord.

 21.3 Environmental Insurance: Should the activities of Tenant pose an environmental risk to the Project, Landlord may require Environmental Insurance from Tenant in amounts sufficient to cover the risk as reasonably determined by Landlord.

 21.4 Should any act in or use of the Premises by Tenant cause an increase in any Landlord insurance policy, Tenant will at Landlord's option and demand by Landlord either cease such act or use, or pay to Landlord any increase in cost of any Landlord's insurance policies.

 22. RELOCATION: Landlord shall have the right at any time, upon reasonable notice to Tenant (the "Relocation Notice"), to relocate Tenant to different premises in the Project (the "Substitute Premises"), provided that the Substitute Premises are of approximately the same size and finished substantially similar to the Premises and provided that Landlord reimburses Tenant for reasonable out-of-pocket expenses incurred by Tenant as a result of the relocation. Tenant shall provide the details of such expenses within ten (10) days after the Relocation Notice is furnished to Tenant. Tenant shall relocate to the Substitute Premises within the time set out in the Relocation Notice. Upon the date Tenant takes possession of the Substitute Premises, this Lease shall be deemed amended to provide for the Substitute Premises and all other terms and conditions of the Lease shall remain in full force and effect. Tenant agrees to execute all documents reasonably required by Landlord to reflect the relocation to the Substitute Premises.

 23. DEFAULT: Each of the following shall constitute an event of default by Tenant ("Default"): (1) Tenant fails to pay any installment of Rent within five days after the date on which the Rent is due; (2) Tenant fails to observe or perform any of the terms and conditions of this Lease (other than the payment of Rent) after written notice from Landlord and such failure is not cured within fifteen days from the date of the written notice; (3) a petition is filed by or against Tenant or Guarantor to declare Tenant or Guarantor, as the case may be, bankrupt or to seek relief from Tenant or Guarantor under any chapter of the Bankruptcy Code, as amended, or under any other law imposing a moratorium on, or granting debtor's relief with respect to, the rights of creditors; (4) Tenant or any Guarantor becomes or is declared insolvent by law or Tenant or any Guarantor makes an assignment for the benefit of creditors; (5) a receiver is appointed for Tenant or Tenant's property or for any Guarantor or any of Guarantor's property; or,
 (6) interest of Tenant in this Lease is levied upon under execution or other legal process. Any notice periods provided for under this Clause 23 shall run concurrently with any statutory notice periods and any notice given hereunder may be given simultaneously with or incorporated into any such statutory notice.

 Upon the occurrence of an event of Default by Tenant, Landlord, at its option, without further notice or demand to Tenant, may in addition to all other rights and remedies provided herein, at law or in equity:

      (a) Terminate this Lease and Tenant's right of possession of the Premises, and recover all damages to which Landlord is entitled herein, at law and in equity, specifically including, without limitation, all Landlord's expenses of reletting (including repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions), plus Rent accelerated to the end of the Term as liquidated damages; or

      (b) Terminate Tenant's right of possession of the Premises without terminating this Lease, in which event Landlord may, but shall not be obligated to, relet the Premises, or any part thereof, for the account of Tenant, for rent, on terms and conditions acceptable to Landlord. For the purposes of any reletting of the Premises, Landlord is authorized to redecorate, repair, alter and improve the Premises to the extent necessary or desirable in Landlord's judgement. For any period during which the Premises have not been relet, Tenant shall pay Landlord monthly on the first day of each month during the period that Tenant's right of possession is terminated, a sum equal to the amount of Rent due under this Lease for such month. If and when the Premises are relet and a sufficient sum is not realized after payment of all Landlord's expenses of reletting (including repairs, improvements, additions, decorations, legal fees and brokerage commissions) to satisfy the payment of Rent due for any month, Tenant shall pay to Landlord any deficiency monthly upon demand. Tenant agrees that Landlord may file suit to recover any sums due to Landlord and that suit or recovery of any amount due Landlord shall not be any defense to any subsequent action brought for any amount not previously reduced by judgement in favor of Landlord. If Landlord elects to terminate Tenant's right to possession only, without terminating this Lease, Landlord may, at its option, enter into the Premises, remove and/or retain Tenant's signs, contents and other evidences of tenancy, and take possession provided that such entry and possession shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the Rent for the full Term or from any other obligations of Tenant.

      (c) In the case of failure to observe or perform any of the Tenant's obligations under the Lease other than the payment of Rent, Landlord may perform the same for the account of and at the expense of Tenant without notice in a case of apparent emergency and in any other case after the cure period stated in the Lease. Such expenses plus Landlord's 15% charge for overhead shall be due and payable by Tenant to Landlord as additional Rent within five (5) days after written notice of the same is sent to Tenant by Landlord.

      (d) Each right and remedy provided for in this Lease is cumulative and is in addition to every other right or remedy provided for in this Lease, now or after the date of this Lease, existing in law or in equity. Such exercise by Landlord will not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or in law or in equity, and all remedies shall be cumulative. Landlord is entitled without notice to hearing, if otherwise appropriate, and Tenant waives the requirement of a bond in excess of $10.00, to (i) specific performance, injunctive or other equitable or declaratory relief in case of any violation, or any attempted or threatened violation, of any provision of this Lease; (ii) an order compelling the observance or performance of any such provision; and (iii) one or more accountings of Tenant's obligations under this document. Tenant will not plead in defense of any injunctive relief that there would be an adequate remedy at law.

      (e) Landlord shall have, at all times, a valid security interest in and upon the present and future receivables of Tenant and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereafter be situated on the Premises, and all proceeds therefrom, and all replacements thereto, which is given to secure payment of all rent and other sums of money becoming due under the Lease from Tenant and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein.

 24.  SURRENDER OF PREMISES:

      (a) Upon Expiration, termination or Default of the Lease, in which Tenant's right to possession is terminated, Tenant shall surrender and vacate the Premises immediately and deliver vacant possession to Landlord in a clean, good, and tenantable condition, except for reasonable use and ordinary wear and tear. Charges incurred by Landlord for removal of material and debris left in Premises shall be at the expense of Tenant. No personal property shall be removed from the Premises unless Tenant has fulfilled all Lease obligations. If there are no amounts owed by Tenant, any movable trade fixtures, and personal property shall be removed by Tenant. All telephone, communication and data lines, cables, electrical equipment, HVAC or other upgrades owned, installed or caused to be installed by Tenant in the Premises or in the plenum of the Building shall not be removed by Tenant unless otherwise required by Landlord. Upon Tenant vacating the Premises, Tenant agrees at Landlord's option to leave all wiring properly identified. All items authorized to be removed but subsequently not removed shall, at Landlord's option, be presumed to have been abandoned by Tenant, and title thereto shall pass to Landlord, or Landlord may, at its option, either store or dispose of these items at Tenant's expense. If any improvements have been made by Tenant, with or without Landlord's approval, Tenant will, at its expense, and upon request of Landlord, restore the Premises to their original condition.

      (b) No act or thing done or omitted to be done by Landlord or Landlord's agent during the Term of this Lease will constitute a constructive eviction by Landlord, nor will it be deemed an acceptance of surrender of the Premises, and no agreement to accept such termination or surrender will be valid unless signed in writing by Landlord. The delivery of keys to any employee or agent of Landlord will not operate as a termination of this Lease or a surrender of the Premises unless such delivery of keys is done in connection with a written instrument executed by Landlord approving such termination or surrender.

 25. HOLDING OVER: If Tenant, shall continue to occupy the Premises after the termination or Expiration of this Lease without the prior written consent of Landlord, such tenancy shall be a month to month tenancy at sufferance. During the period of any hold over tenancy by Tenant, Landlord, by notice to Tenant, may increase the Rent by 50% over the last month's Rent of the Term. Acceptance by Landlord of any Rent after termination shall not constitute a renewal of this Lease or a consent to such hold over occupancy, nor shall it waive Landlord's right of re-entry or any other right contained in this Lease or provided by law.

 26. OPTION TO RENEW: Provided that the Tenant has not been in Default of any of the terms and conditions of this Lease, at anytime during the Term, then Landlord grants to Tenant an option to renew this Lease ("Option to Renew") for a further period of 60 months commencing upon the expiration of the immediately prior Term, under the same terms and conditions as in this Lease save and except for "Monthly Base Rent" which shall be 95% of the Market Rental Rate for the Premises. To be valid, Tenant must deliver to the Landlord at least one hundred and eighty (180) days prior the Expiry Date of the prior Term a written notice of its intention to exercise the Option to Renew.

 27. SECURITY DEPOSIT: As security for the performance of its obligations under this Lease, Tenant upon its execution of this Lease will pay to Landlord a security deposit ("Security Deposit") in the amount stated in Clause 1E. The Security Deposit may be applied by Landlord to cure or partially cure any Default of Tenant under this Lease, and upon notice by Landlord of such application, Tenant shall replenish the Security Deposit in full by promptly paying to Landlord the amount so applied. The Security Deposit shall not be deemed an advance payment of Rent or a measure of damages for any Default by Tenant under this Lease, nor shall it be a bar or defense to any action which Landlord may at any time commence against Tenant. Should the Project be sold or transferred, the Security Deposit will be assigned to the Purchaser or Transferee upon which Landlord shall be released from all responsibilities as they relate to the Security Deposit.

 28. LIMITATION OF LANDLORD'S LIABILITY: No entity or person holding Landlord's interest under this Lease (whether or not such entity or person is named as "Landlord") shall have any liability after such entity or person ceases to hold such interest, except for any liability accruing while such entity or person held such interest. No principal, officer, employee, or partner (general or limited) of Landlord shall have any personal liability under any provision of this Lease. If Landlord defaults in the performance of any of its obligations under this Lease or otherwise, Tenant shall look solely to Landlord's interest in the Project and not to the other assets of Landlord or the assets, interest, or rights of any principal, officer, employee or partner (general or limited) for satisfaction of Tenant's remedies.

 29. NO RECORDING OF LEASE: This Lease MUST NOT BE RECORDED in any official Public Records, without Landlord's written consent. However, upon request of Landlord, Tenant will execute a short form of this Lease which may be recorded which states that the terms of this Lease expressly prohibit any liability to Landlord or its property for any improvements made by, through or at the request of Tenant.

 30. ENCUMBRANCES ON LANDLORD'S TITLE: Tenant will not register nor permit to be registered any document that will encumber Landlord's title to the Project in any way at any time throughout the Term. Upon request of Landlord, Tenant will promptly release, or cause to be released at Tenant's expense, any such encumbrance. If Tenant fails to do so, Landlord may release or cause to be released such encumbrance at Tenant's expense plus Landlord's 15% charge for overhead. Tenant's obligations in this Lease shall survive termination of this Lease.

 31. NOTICES: For the purpose of any notice or demand under this Lease, the parties shall be served by hand delivery, by overnight delivery, personal delivery or certified mail, return receipt requested, addressed to the other party at the address in Clause 1(G) whether or not Tenant has departed from, abandoned or vacated the Premises or such other addresses designated in writing by Landlord or Tenant. Any notice shall be effective when delivered. Refusal to accept any notice shall be considered receipt of notice.

 32. SUCCESSOR AND ASSIGNS: This Lease shall bind and inure to the benefit of the successors, assigns, heirs, executors, administrators, and legal representatives of the Parties. In the event of the sale, assignment, or transfer by Landlord of its interest in the Project or in this Lease (other than a collateral assignment to secure a debt of Landlord prior to enforcement) to a successor in interest who expressly assumes the obligations of Landlord, Landlord shall be released and discharged from all of its covenants and obligations, except such obligations as Landlord shall have accrued prior to any such sale, assignment or transfer; and Tenant agrees to look solely to such successor of Landlord for performance of such obligations. Landlord's assignment of the Lease or of any or all of its rights shall in no manner affect Tenant's obligations. Landlord shall have the right to freely sell, assign or otherwise transfer its interest in the Project and/or this Lease.

 33. NO OFFER: This Lease is submitted to Tenant on the understanding that it will not be considered an offer by Landlord and will not bind Landlord in any way until (a) Tenant has duly executed and delivered four (4) duplicate originals to Landlord and (b) Landlord has executed and delivered one of such originals to Tenant.

 34. JOINT AND SEVERAL LIABILITY: If there is more than one signatory to this Lease those signatories will be jointly and severally liable for the faithful performance of all the terms and conditions of this Lease throughout the Term .

 35.  TIME IS OF  THE ESSENCE:   Time is of  the essence for  each and  every
 provision of this Lease.

 36.  NO WAIVER OR ACCORD AND SATISFACTION:

      (a) No waiver by Landlord of any breach or Default of the Tenant under this Lease shall constitute a continuing waiver and Landlord may at any time insist on compliance by the Tenant.

      (b) Acceptance by Landlord of Rent or other amounts due, in whole or in part, following a Default will not be deemed to be a waiver of any existing or preceding Default by Tenant of any term or condition, of this Lease, regardless of Landlord's knowledge of such preceding Default at the time of acceptance of such Rent or other payment.

      (c) No payment by Tenant or receipt by Landlord of a lesser amount than the full amount of any installment or payment of Rent or other amount due, shall be deemed to be anything other than a payment on account of the amount due, and no endorsement or statement on any check or payment of Rent or related to it shall be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of Rent, or pursue any other remedies available to Landlord.

 37. WAIVER OF JURY TRIAL AND ATTORNEY'S FEES: IN ORDER TO AVOID DELAYS IN RESOLVING DISPUTES THAT MAY ARISE BETWEEN THE PARTIES, LANDLORD AND TENANT WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES TO THIS LEASE AGAINST THE OTHER. IN THE EVENT OF ANY LEGAL ACTION UNDER THIS LEASE, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER ITS COSTS AND REASONABLE ATTORNEY'S FEES.

 38. LANDLORD'S DEFAULT: Should the Landlord fail to comply with a specific provision of this Lease, Tenant shall give written notice to Landlord and Landlord shall have thirty (30) days to commence to cure, failing which, Tenant shall have, as its sole remedy, the right to seek judgement from a court of competent jurisdiction to require specific performance by Landlord to cure said default.

 39. BROKERS: Landlord and Tenant respectively represent and warrant to each other that neither of them has consulted or negotiated with any broker or finder with regard to the Premises except the Broker(s) named in Clause 1H, if any. Landlord and Tenant each will indemnify the other against, and hold the other harmless from, any claims for fees or commissions from anyone with whom either of them has consulted or negotiated with regard to the Premises . Landlord will pay any fees or commissions due only to the Brokers named in Clause 1H as Landlord's Broker, unless Landlord shall expressly agree to be obligated to another broker.

 40. FORCE MAJEURE: Landlord will have no liability to Tenant because of Landlord's failure to perform any of its obligations in this Lease if the failure is due to Unforeseen Causes.

 41. NOTICE CONCERNING RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a structure in sufficient quantities, may present health risks to persons who are exposed to it. Levels of radon that exceed federal and state guidelines have been found in buildings in the State of Texas.. Additional information regarding radon and radon testing may be obtainable from the county public health unit. Landlord makes no representation to Tenant concerning the presence or absence of radon gas in the Premises or the Building at any time or in any quantity. By executing this Lease, Tenant expressly releases Landlord from any loss, claim, liability, or damage now or hereafter arising from or relating to the presence at any time of such substances in the Premises or the Building.

 42. CONSENT: Whenever this Lease specifies that either party has the right of consent, said consent shall be effective only if in writing and signed by the consenting party.

 43. SURVIVAL OF OBLIGATIONS: Any obligations of Tenant accruing prior to the date Tenant vacates or abandons the Premises shall survive the same, and Tenant shall promptly perform all such obligations whether or not this Lease has expired or been terminated.

 44. FINANCIAL REPORTS: Throughout the Term, within fifteen (15) days after Landlord's request, Tenant and/or Guarantor will furnish their most recent audited annual and unaudited quarterly financial statements to Landlord, prepared by an independent Certified Public Accountant.

 The Tenant and/or Guarantor hereby authorize the Landlord, its employees, officers and/or representatives to obtain any credit, civil and criminal information about the corporation and/or its principals.

 Landlord will have the right to disclose Tenant's and/or Guarantor's financial statements to lenders or prospective purchasers of the Project.

 45. NO PENDING CLAIMS AGAINST TENANT: Tenant hereby warrants and represents that within Tenant's knowledge, there are no claims, causes of action or other litigation or proceeding or, to the best of Tenant's knowledge, threatened in respect to Tenant, except for claims which are fully insured and as to which the insurer has accepted defense without reservation.

 46. CASH TENANT IMPROVEMENT ALLOWANCE: Upon occupancy of the Premises by Tenant, if Tenant is not in default, Landlord will give Tenant a Cash Allowance in the amount of $10,432.00. This sum is for Tenant's use for T.I.'s or Tenant Expenses. Said Cash Allowance will be payable to Tenant in 5 equal installments of $2,054.70 once Tenant's monthly rent check clears the bank and upon receipt of an invoice from Tenant.

 47.  GOVERNING AUTHORITY:     The Lease shall be  construed and governed  in
 accordance with the laws of the State of Texas and Tenant agrees to abide by all relevant local, state and federal laws.

 48. CAPTIONS: The captions in this Lease are for convenience only and in no way define, limit, construe or describe the scope or intent of the provisions of this Lease, unless otherwise determined by Landlord.

 49.  ENTIRE  AGREEMENT:  This  Lease,   the  Exhibits,  the  Schedules   and
 incorporated addenda contain the entire agreement between Landlord and Tenant and there are no other agreements, either oral or written. This Lease shall not be modified or amended except by a written document signed by Landlord and Tenant which specifically refers to this Lease. If any provision of this Lease or amendment is invalid or unenforceable in any instance, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision. All Exhibits, Schedules and addenda contained or attached to this Lease shall be deemed to be a part of and are incorporated in this Lease by reference.

      Exhibit A-     The Leasing Plan
      Exhibit B-     Legal Description of the land
      Exhibit C -    Tenant Performs Work Letter
      Exhibit D-     Rules and Regulations
      Exhibit E-     Lease Commencement Date Certificate
      Exhibit F-     Guaranty, if attached
      Exhibit G-     Sign Criteria, if attached
      Exhibit H-     Substantial Completion Certificate, if attached
      Exhibit I-     Tenant Resolution and Corporate Charter
      Exhibit J-     Penalty Schedule, if attached
      Exhibit K-     Texas Provisions
      Exhibit L-     Parking
      Exhibit M-     Letter of Credit, if attached
      Exhibit N-     Landlord Performs Work Letter, if attached.

 THE PROVISIONS CONTAINED IN Clauses 1 through 49 are incorporated into and become a part of this Lease by reference.

 TENANT:                            LANDLORD:

 By:  Venture Pacific Group, Inc.   By:  Memshalah Realty,
      A Texas Corporation  (SEAL)        A Texas limited partnership   (SEAL)
                                    By:  Dalfen Dominion Property Corp., a
                                         Texas Corporation, as its sole
                                         general partner

 By:  /s/ Pat Custer                By:  /s/ Murray Dalfen
      Pat Custer, C.E.O.                 Murray Dalfen, President


 WITNESSES TO TENANT:               WITNESSES TO LANDLORD:

 Signed in the presence of:         Signed in the presence of:

 (1)  ___________________________   (1)  ______________________________

 Print Name: ____________________   Print Name: _______________________

 (2)  ___________________________   (2)  ______________________________

 Print Name: ____________________   Print Name: _______________________


 PERSONAL GUARANTOR (limited by Personal Guaranty Agreement attached hereto as Exhibit F, and incorporated herein):

 By: /s/ Pat Custer, individually
     ----------------------------
     Pat Custer

 Guarantor's home address:
 ____________________________________________
 ____________________________________________

 Guarantor's Driver's License No.____________
 Dated: _____________________, 200___________


 STATE OF TEXAS
 --------------------------------------------
 COUNTY OF DALLAS
 --------------------------------------------

 The foregoing instrument was acknowledged before me this 20th day of May, 2005, by Pat Custer, who is personally known to me or who has produced driver's license as identification.

 OFFICIAL NOTARIAL SEAL:

                               /s/
                               --------------------------------------------

                               --------------------------------------------
                               (type, print, or stamp name)



                               Notary Public / Commissioner of Oaths:

                               Commission No._______________________________

                               My commission expires:_______________________



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